Not for Product Promotional Use Q1 2025 Results April 24, 2025

Not for Product Promotional UseQ1 2025 Results Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to: (i) new laws, government actions and regulations, including with respect to pricing controls and market access and the imposition of new tariffs, trade restrictions and export regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol- Myers Squibb Investor Relations. No forward-looking statements can be guaranteed. In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex- FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors. Also note that a reconciliation of forward-looking non-GAAP measures, including non-GAAP earnings per share (EPS), to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of accelerated depreciation and impairment charges, legal and other settlements, gains and losses from equity investments and other adjustments. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results. Certain information presented in the accompanying presentation may not add due to the use of rounded numbers.

Chris Boerner, PhD Board Chair and Chief Executive Officer 3 Q1 2025 Results

Q1 2025 Results Not for Product Promotional Use Q1 2025 Performance 4 *See “Forward-Looking Statements and Non-GAAP Financial Information” 1. Not an exhaustive list of assets, programs or indications; 2. Enrollment complete (March 2025); 2027 data readout remains on track 3. 2025 Guidance excludes the impact of any potential future strategic acquisitions, divestitures, specified items that have not yet been identified and quantified, and the impact of future Acquired IPRD charges and licensing income; 4. April 2025 guidance was calculated using foreign exchange rates as of April 23, 2025; 5. Range includes ~$500M FX favorability (~$250M Legacy Portfolio & ~$250M Growth Portfolio) Global Net Sales: Q1:~$11.2B (6%) YoY; (4%) Ex-FX* Financial Execution 2025 Guidance3,4 $4.8 $5.6 Q1 2024 Q1 2025 Growth Portfolio Net Sales +16%; +18% Ex-FX* Achieved multiple clinical & regulatory milestones1 $ in billions milvexian2 Earnings Per Share (EPS): GAAP: $1.20 & Non-GAAP* $1.80 Raised Non-GAAP EPS* $6.70 - $7.00 Raised Total Revenues (Reported Rates & Ex-FX*) ~$45.8B - $46.8B5 R&D MilestonesCommercial Execution

Entering data rich period with multiple catalysts

2025-2027 key milestones*

LCM pivotal data

2025

- *Opdualag Adj. Mel (RELATIVITY-098) (Feb'25)*
- *Camzyos nHCM (ODYSSEY) (Apr'25)*
- *Cobenfy Adj. Schizophrenia (ARISE) (Apr'25)*
- Reblozyl TD MF Associated Anemia (INDEPENDENCE)
- Cobenfy Alzheimer's Disease Psychosis (ADEPT-2)
- Iberdomide RRMM (EXCALIBER-RRMM)[1]

2026

- Sotyktu SLE (POETYK SLE-1 & 2)
- Cobenfy Alzheimer's Disease Psychosis (ADEPT-4 & 1)

2027

- Milvexian AF (LIBREXIA)[2]
- Reblozyl 1L NTD MDS Associated Anemia (ELEMENT)
- Sotyktu Sjogren's Syndrome (POETYK SjS-1)

NME registrational data*

2026

- Milvexian ACS & SSP (LIBREXIA)
- Admilparant IPF (ALOFT-IPF)
- Mezigdomide RRMM (SUCCESSOR-1 & 2)
- Arlo-cel RRMM (QUINTESSENTIAL)
- RYZ101 2L+ GEP-NETs (ACTION-1)

2027

- AR LDD mCRPC (rechARge)

Key next wave of early-stage data

2025

- CD19 NEX-T Autoimmune Diseases (Breakfree-1 & 2)
- Krazati 1L NSCLC (TPS <50%) (KRYSTAL-17)[3]
- Iza-bren Advanced Solid Tumors[4,5]
- RYZ101 1L ES-SCLC

2026

- Golcadomide 1L FL (GOLSEEK-2)
- MYK-224 HFpEF (AURORA)

2027

- Anti-MTBR-tau Alzheimer's Disease (TargetTau-1)

*See "Forward-Looking Statements and Non-GAAP Financial Information" NME: New Molecular Entity, LCM: Life Cycle Management; 1. Projected data readout for MRD negativity endpoint 2. Enrollment complete March 2025; 2027 data readout remains on track 3. Initiated 1L NSCLC, all-comers Phase 3 trial (KRYSTAL-4); 4. iza-bren (EGFRxHER3 ADC): Global NSCLC trial conducted by SystImmune; 5. BMS initiating 1L TNBC Phase 2/3 trial (IZABRIGHT-Breast01)

Bristol Myers Squibb | Q1 2025 Results
Not for Product Promotional Use 5

David Elkins Executive Vice President and Chief Financial Officer 6 Q1 2025 Results

Q1 2025 Results Not for Product Promotional Use Revenue continues to transition to the Growth Portfolio $4.8 $5.6 $7.1 $5.6 Q1 2024 Q1 2025 Legacy Growth *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Opdivo Qvantig: U.S. launch January 2025; EU approval expected by June 2, 2025; 2. Other Growth Brands: Augtyro, Onureg, Inrebic, Nulojix, Empliciti, & Royalty Revenues $ in billions +16% YoY +18% Ex-FX * (6%) YoY, (4%) Ex-FX* Growth Portfolio Legacy Portfolio Other Growth Brands2 Other Mature Brands 1 $11.9 $11.2 7

Q1 2025 Results Not for Product Promotional Use Q1 2025 Oncology product summary *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Abraxane: Q1 2025 WW Sales $105M - YoY% (52%), (50%) Ex-FX* 2. Krazati Q1’25 U.S. sales reflect +$6M one-time GTN benefit 3. BMS Internal Analysis 4. U.S. launch January 2025; EU approval expected by June 2, 2025 Global Net Sales1 $M YoY % Ex-FX* % $2,265 +9% +12% $624 +7% +9% $252 +23% +23% $48 +125% +125% $9 --- --- Opdivo • Global sales reflect volume growth Opdualag • U.S. sales growth driven by strong demand; ~30% market share3 as a SOC in 1L melanoma 8 Opdivo Qvantig4 • Positive initial feedback; educating HCPs & patients on benefits of a new treatment option • Expect permanent J-Code by July 1, 2025 • Anticipated EU launch gated by reimbursement timing 2

Q1 2025 Results Not for Product Promotional Use Global Net Sales $M YoY % Ex-FX* % $936 (44%) (44%) $658 (24%) (24%) $478 +35% +36% $263 +146% +148% $175 (53%) (53%) $103 +26% +28% Q1 2025 Hematology product summary *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Pomalyst: In the EU, generic pomalidomide products entered the market in August 2024; 2. Q1 2025 U.S. sales included a one-time $50M GTN benefit; U.S. generic Sprycel launched September 1, 2024; 3. Based on publicly reported Q3’24 & Q4’24 U.S. net sales across approved CD19-directed CAR T products 1 2 Reblozyl • 1L MDS-associated anemia now accounts for the majority of new patient starts • Ex-U.S. growth driven by new launches across Europe & Japan Breyanzi • #1 CAR T in the U.S.3 with the best-in-class CD19 CAR T profile • Continued strong demand for Breyanzi across indications, driven by LBCL 9

Q1 2025 Results Not for Product Promotional Use Q1 2025 Cardiovascular product summary Global Net Sales $M YoY % Ex-FX* % $3,565 (4%) (3%) $159 +89% +90% *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Symphony Health, an ICON plc Company, Metys® U.S. TRx data; 2. Q1 2025 sales reflect one-time +$160M GTN benefit in the U.S. Q 2 ’2 2 Q 3 ’2 2 Q 4 ’2 2 Q 1 ’2 3 Q 2 ’2 3 Q 3 ’2 3 Q 4 ’2 3 Q 1 ’2 4 Q 2 ’2 4 Q 3 ’2 4 Q 4 ’2 4 Q 1 ’2 5 Camzyos U.S. Quarterly TRx1 +19%Q1 2025 TRx: ~25K Eliquis • U.S. sales2 reflect demand growth, offset by Medicare Part D Redesign impact • #1 OAC in key Ex-U.S. markets 10 Camzyos • Continued strong U.S. demand in oHCM o ~11K patients on commercial drug (~1.4K added in Q1’25) o Favorable U.S. label update (eased REMS maintenance echo monitoring) • Solid Ex-U.S. demand across markets; Japan oHCM approval

Q1 2025 Results Not for Product Promotional Use Q1 2025 Immunology product summary Global Net Sales $M YoY % Ex-FX* % $770 (4%) (2%) $55 +27% +29% *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Symphony Health, an ICON plc Company, Metys® U.S. TRx data Q 3 ’2 2 Q 4 ’2 2 Q 1 ’2 3 Q 2 ’2 3 Q 3 ’2 3 Q 4 ’2 3 Q 1 ’2 4 Q 2 ’2 4 Q 3 ’2 4 Q 4 ’2 4 Q 1 ’2 5 Sotyktu U.S. Quarterly TRx1 +9% Q1 2025 TRx: ~17K Sotyktu • U.S. access improvements effective January 1, 2025 (~80% of covered lives with zero step edits) • Leverage broader U.S. access position to drive demand growth • Ex-U.S. sales growth reflects new market launches 11

Q1 2025 Results Not for Product Promotional Use Q1 2025 Neuroscience product summary Global Net Sales $M YoY % Ex-FX* % $107 (3%) (2%) $27 --- --- Cobenfy • Feedback continues to underscore strength of differentiated efficacy & safety profile • Focused on expanding prescriber base breadth & depth through HCP education 12 2 1,6554 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 1 0 / 1 1 1 0 / 1 8 1 0 / 2 5 1 1 / 1 1 1 / 8 1 1 / 1 5 1 1 / 2 2 1 1 / 2 9 1 2 / 6 1 2 / 1 3 1 2 / 2 0 1 2 / 2 7 1 / 3 1 / 1 0 1 / 1 7 1 / 2 4 1 / 3 1 2 / 7 2 / 1 4 2 / 2 1 2 / 2 8 3 / 7 3 / 1 4 3 / 2 1 3 / 2 8 4 / 4 4 / 1 1 Cobenfy Weekly TRx3 Thanksgiving Christmas & New Years *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Zeposia is primarily being marketed in MS; 2. Cobenfy Q1’25 U.S. sales reflect +$9M one-time GTN benefit; 3. IQVIA Weekly NPA (Rapid) & APLD; 4. As of April 11, 2025 1

Q1 2025 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q1 2025 Q1 2024 Q1 2025 Q1 2024 Total Revenues, net 11.2 11.9 11.2 11.9 Gross Margin % 72.9% 75.3% 73.1% 75.5% Operating Expenses1 3.8 5.1 3.8 4.3 Acquired IPR&D 0.2 12.9 0.2 12.9 Amortization of Acquired Intangibles 0.8 2.4 - - Effective Tax Rate 17.1% (3.4%) 15.1% (9.0%) Diluted EPS 1.20 (5.89) 1.80 (4.40) Diluted Shares Outstanding (# in millions) 2,040 2,023 2,040 2,023 Q1 2025 Financial Performance US P Non- P* Diluted EPS Impact from Acquired IPR&D2 (0.04) (6.30) (0.04) (6.30) *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Operating Expenses = SG&A and R&D; 2. Represents the net impact from Acquired IPRD & Licensing income reported through Q1 2025 13

Q1 2025 Results Not for Product Promotional Use Strategic approach to Capital Allocation 1. Cash includes cash, cash equivalents and marketable debt securities; 2. Relative to the total debt level as of March 31, 2024; 3. Subject to Board approval $B Q1 2025 Total Cash1 ~$12.1 Total Debt ~$49.7 • Pursue opportunities and partnerships to diversify portfolio & strengthen long-term outlook • Maintain strong investment-grade credit rating • On track to pay down ~$10B of debt by end of 1H 2026 with ~$6B achieved as of Q1 20252 Business Development Balance Sheet Strength Returning Cash to Shareholders • Remain committed to our dividend3 • ~$5B share repurchase authorization remaining as of March 31, 2025 $2.8 $2.3 $5.6 $4.4 $2.0 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Cash flow from Operations $B 14

Revised 2025 Guidance*

	Non-GAAP[1]	
	February (Prior)	April (Updated)
Total FY Revenues (Reported & Ex-FX)	~$45.5B	~$45.8 - $46.8B
Gross Margin %	~72%	No change
Operating Expenses[2]	~$16B	~$16.2B
Other Income/ (Expense)	~$30M	~$100M
Tax Rate	~18%	No change
Diluted EPS	$6.55 - $6.85	$6.70 - $7.00

Key Highlights

- FY revenue vs. prior guidance primarily reflects:
  - **~$500M favorable Legacy Portfolio sales**; now expect ~16% - 18% decline (previously ~18% - 20%)[3]
    - ~$250M[1] favorability from foreign exchange
    - ~$2 - $2.5B FY WW Revlimid sales (now at top end of the range)
  - **~$250M[1] favorable Growth Portfolio sales** from foreign exchange
- OpEx reflects ~$200M[1] impact from foreign exchange
- OI&E reflects higher royalties and favorable interest income

Total Revenue: ~$500M foreign exchange benefit[1]

*The Company does not reconcile forward-looking non-GAAP measures. See "Forward-Looking Statements and Non-GAAP Financial Information"; 2025 Guidance excludes the impact of any potential future strategic acquisitions, divestitures, specified items that have not yet been identified and quantified, and the impact of future Acquired IPRD charges and licensing income; 1. February was calculated using foreign exchange rates as of January 9, 2025 and April was calculated using foreign exchange rates as of April 23, 2025; 2. Operating Expenses = SG&A and R&D; 3. Products impacted by continued generic volume include Revlimid (US), Abraxane (US), Sprycel (US), Pomalyst (EU).

Bristol Myers Squibb | Q1 2025 Results

Not for Product Promotional Use 15

Chris Boerner, PhD Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer Samit Hirawat, MD Executive VP, Chief Medical Officer, Global Drug Development Adam Lenkowsky Executive VP, Chief Commercialization Officer 16 Q1 2025 Results Q&A